UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

1800 2nd Street, Suite 970

Sarasota, Florida 34236

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

The Annual Meeting of Stockholders of Uniroyal Global Engineered Products, Inc. (the “Company”) will be held at the offices of the Company, 1800 2nd Street, Suite 970, Sarasota, Florida 34236 on Wednesday, June 2, 2021, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect three (3) directors for a term of one year;
2.	To ratify the selection of Frazier & Deeter, LLC to serve as the independent public accountants for the Company for the fiscal year ending January 2, 2022;
3.	To provide an advisory vote to approve the executive compensation of the Company’s named executive officers;
4.	To provide an advisory vote regarding the frequency of holding future advisory votes to approve the executive compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the meeting and any adjournment of the meeting.

The Board of Directors (the “Board”) recommends that you vote “FOR” each of the director nominees, “FOR” proposals 2 and 3, and “3 Years” for proposal 4.

The Board of Directors has fixed the close of business on April 5, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each share of the Company’s ordinary common stock is entitled to one vote on all matters presented at the annual meeting; however, each share of the Company’s Class B Common stock is entitled to 22 votes on all matters presented at the annual meeting.

All stockholders are invited to attend the annual meeting to vote on the above-described proposals. However, you do not need to attend the annual meeting to vote your shares. To vote your shares without attending the annual meeting, please follow the instructions on the enclosed voting card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 2, 2021. The Proxy Statement and 2020 Annual Report on Form 10-K are available on the Internet at https://www.cstproxy.com/uniroyalglobalengineeredproducts/2021.

You may request a printed copy of these materials by mailing your request to Uniroyal Global Engineered Products, Inc., Attn: Secretary, 1800 2nd Street, Suite 970, Sarasota, FL 34236.

By Order of the Board of Directors,

/s/ Howard R. Curd
Howard R. Curd
Co-Chairman and Chief Executive Officer

Sarasota, FL
April 23, 2021

2

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

1800 2nd Street, Suite 970

Sarasota, Florida 34236

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Uniroyal Global Engineered Products, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), on or about April 23, 2021, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 2, 2021 at 10 a.m., Eastern Daylight Time, at the offices of the Company, 1800 2nd Street, Suite 970, Sarasota, Florida 34236, and any adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) appearing at the meeting, giving notice of revocation of the proxy and voting in person.

Unless otherwise specified, all shares represented by effective proxies will be voted by the proxy holder in favor of (i) the three (3) nominees as directors; (ii) ratification of the selection of Frazier & Deeter, LLC (“Frazier & Deeter”) to serve as the independent public accountants for the Company for the fiscal year ending January 2, 2022; (iii) approval of the executive compensation of the Company’s named executive officers; and (iv) 3 Years regarding the frequency of holding future advisory votes to approve the executive compensation of the Company’s named executive officers The Board of Directors does not know of any other business to be brought before the meeting, but, as to any such other business, proxies will be voted upon any such matters in accordance with the judgment of the person or persons acting under the proxies.

The cost of soliciting proxies will be borne by the Company. The Company does not intend to retain a proxy solicitor in connection with the Annual Meeting. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Only holders of record of outstanding shares of the Common Stock, $.001 par value per share (“Common Stock”) of the Company at the close of business on April 5, 2021, are entitled to notice of, and to vote at, the meeting. Each holder of ordinary Common Stock is entitled to one vote for each share of Common Stock held on the record date, and each holder of Class B Common Stock is entitled to 22 votes for each share of Class B Common Stock held on the record date. There were 3,412,186 shares of Common Stock and 323,820 shares of Class B Common Stock outstanding and entitled to vote on April 5, 2021.

When a quorum is present at the meeting, the vote of the holders of a majority of the stock having voting power present in person or by proxy shall decide the action proposed on each matter listed in the accompanying Notice of Annual Meeting of Stockholders except the election of directors, who are elected by a plurality of all votes cast. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” generally occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote “For” or “Against” or abstain from voting, will be counted for purposes of determining whether a quorum is present. Abstentions from voting by stockholders and broker “non-votes” are not counted for purposes of determining whether a proposal has been approved.

3

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Director

Name	Age	Position	Director Since

Howard R. Curd	82	Co-Chairman of the Board, Chief Executive Officer and Director	2015

Edmund C. King	86	Co-Chairman of the Board, Chief Financial Officer and Director	2000

John E. Scates	64	Director	2002

HOWARD R. CURD. On November 10, 2014, the Company acquired all of the ordinary common stock of Uniroyal Global (Europe) Limited (“UGEL”, formerly known as Engineered Products Acquisition Limited (“EPAL”)), which owns Uniroyal Global Limited (“UGL”, formerly known as Wardle Storeys (Earby) Limited), a manufacturer of textured coatings in the United Kingdom, and the Company’s wholly owned subsidiary, UEP Holdings, LLC, acquired all of the ownership interests in Uniroyal Engineered Products, LLC (“UEP”), a manufacturer of textured coatings in the United States. The operating companies were controlled by our majority stockholder, Howard R. Curd. On April 29, 2015, the Company’s Board of Directors elected Mr. Curd as a director and as Co-Chairman of the Board and Chief Executive Officer of the Company. Mr. Curd has been the Chief Executive Officer and Chairman of UEP since 2003. Mr. Curd served as the Chairman and Chief Executive Officer of Uniroyal Technology Corporation from 1992 to 2003. He has a long history of banking and general business experience. He served as a Director of FCB Financial Holdings, Inc. and Florida Community Bank from 2010 to December 31, 2018. He served as a Director of A. Schulman, Inc. from 2006 to December 12, 2014. He served as a Director of KeySpan Corporation and its predecessors, and Emcore Corporation. He served as a Director of Uniroyal Technology Corporation from 1992 until 2003. Mr. Curd served as a Trustee of Brothers Gourmet Coffee, Inc. from 2002 to 2006 and DeGeorgio from 2000 to 2003. Mr. Curd was nominated to serve on our Board of Directors because of his extensive experience in managing and expanding businesses.

EDMUND C. KING has served as our Chief Financial Officer and Director since February 9, 2000 and as Co-Chairman of the Board since April 29, 2015. Mr. King also served as our Chairman and Chief Executive Officer from 2007 until April 2015. Until October 1, 1991, Mr. King was a partner in Ernst & Young, an international accounting and consulting firm. Commencing in 1999, Mr. King became a financial consultant to SmartGate, L.C., which we acquired in February 2000. Since January 1992, Mr. King has been a general partner of Trouver, an investment and financial consulting partnership. Mr. King was also a director of LTC Properties, Inc., a NYSE listed real estate investment trust, until June 2015. Mr. King is a graduate of Brigham Young University, having served on the National Advisory Council of that school’s Marriott School of Management, and has completed a Harvard University management course sponsored by Ernst & Young. Mr. King also has served as Chairman of the Health Care Financial Management Association’s Long-Term Care Committee (Los Angeles Chapter). Mr. King was nominated to serve on our Board of Directors because of his extensive experience in accounting and financial assistance to various industries.

JOHN E. SCATES, a garage door industry engineer and consultant, was appointed to the Company’s Board of Directors on June 27, 2002. From June 1997 to the present, Mr. Scates has been President and Owner of Scates, Inc., a product design and failure analysis consultancy in Lewisville, Texas. Mr. Scates earned a BS Degree in Mechanical Engineering, Summa Cum Laude, from Texas A & M University in 1979. Mr. Scates is licensed as a Professional Engineer in Texas, Florida, North Carolina and South Carolina. Mr. Scates was nominated to serve on our Board of Directors at a time when we were seeking to expand our product offerings. He is knowledgeable of the powered gate industry and brings experience in research and manufacturing.

Executive Officers and Significant Employees

The Company has two executive officers, Howard R. Curd and Edmund C. King; information regarding Messrs. Curd and King is included under “Nominees for Director,” above. At January 3, 2021, we had no full time employees. Our Chief Financial Officer, who also served as our Chief Executive Officer prior to April 29, 2015, is employed on a part-time consulting basis. We have supported operations by using consultants and contract piece workers as required. Significant employees of our U.S. operating subsidiary, UEP, include Howard R. Curd, Chairman, Chief Executive Officer and Manager; Howard F. Curd, President and Manager; and George L. Sanchez, Executive Vice President of Global Operations. Howard R. Curd and Howard F. Curd are also directors of our U.K. operating subsidiary, UGL.

4

Committees of the Board of Directors

Among the committees of the Board of Directors are an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

The Audit Committee recommends to the Board the selection of independent accountants to audit the annual financial statements of the Company, reviews the annual financial statements and meets with the Company’s Chief Financial Officer and independent accountants to review the scope and results of the audit of the financial statements and other matters regarding the Company’s accounting, financial reporting and internal control systems. The Audit Committee met four times in 2020.   The sole member of the committee is Mr. John E. Scates, who is considered an independent director. A copy of the Audit Committee Charter (as amended) is available on the Company’s website at www.uniroyalglobal.com/company-profile/audit-committee charter/.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee has reviewed and discussed with the Company’s independent registered public accounting firm those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, including the matters described in the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB.

The Audit Committee has received the written disclosures and a letter from the Company’s independent registered public accounting firm, as required by applicable requirements of the PCAOB, regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed its independence with the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

John E. Scates

The Compensation Committee

The Compensation Committee reviews management’s recommendations with respect to salary and incentive compensation of executive officers and other key employees, as well as the Company’s benefit plans and arrangements other than stock option plans, and makes recommendations to the Board with respect to such plans. During fiscal 2020 the Compensation Committee did not meet. John E. Scates, Chairman, is the sole member of the Compensation Committee.  The Compensation Committee has no formal charter.

Director Nomination Process

As a controlled company, the Company does not currently have an active nominating committee or other committee performing similar functions, nor have we adopted a nominating committee charter. Given our available resources, the Board of Directors has determined that it is in the Company’s best interest to have nominations recommended for the Board’s selection by a majority of the directors.

5

In general, when the Board of Directors determines that expansion of the board or replacement of a director is necessary or appropriate, the Board will conduct candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. While diversity may contribute to this overall evaluation, it is not considered by the Board of Directors as a separate or independent factor in identifying nominees for director. The Company may identify candidates through recommendations made by directors, senior management or other third parties. The Board will consider director candidates nominated by stockholders during such times as the Company is actively considering appointing new directors. Candidates recommended by stockholders will be evaluated based on the criteria described above.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with the Company’s bylaws and the securities laws, and should send a notice to the Secretary of the Company at the principal executive offices of the Company, and include as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. No person shall be eligible for election as a director of the Company unless nominated by the Board, or otherwise in accordance with these procedures. Because of the size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Board of Directors’ Role in Risk Oversight

The Board of Directors is responsible for overseeing our executive management team in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities on an ongoing basis as part of its meetings and through its committees. Each member of the management team has direct access to the Board and its committees to ensure that all risk issues are frequently and openly communicated. The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our executive management team regarding the assessment and management of risk.

For example, the Board regularly reviews the Company’s critical strategic, operational, legal and financial risks with management to set the tone and direction for ensuring appropriate risk-taking within the business.

In addition, financial risks are overseen by our Audit Committee, which meets separately with representatives of our independent auditors to determine whether any material financial risks or any deficiencies in our internal controls over financial reporting have been identified and, if so, the executive management team’s plans to rectify or mitigate these risks. The Audit Committee also oversees risks related to the Company’s financial statements, the financial reporting process and accounting matters.

Our Board and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. Those members of our executive management team who are most knowledgeable of the issues facing the Company also regularly attend Board and committee meetings to provide additional insight into items being discussed, including risk exposures. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees and affords a free flow of communication regarding risk identification and mitigation.

Board Meetings

During the year ended January 3, 2021, the Board of Directors of the Company held six meetings. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). Directors are encouraged to attend annual meetings of stockholders, absent exigent circumstances that preclude their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, we will arrange for the director’s participation by means where the director can hear, and be heard by, those present at the meeting.

6

Director Independence

In order to determine which of our directors may qualify as independent directors, we have adopted the director independence standards of NASDAQ. The Board of Directors has reviewed each of the directors’ relationships with the Company in conjunction with such standards and has affirmatively determined that Mr. Scates is the sole “independent” member of the Board of Directors within the meaning of such standards.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all reports that they file with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2020 its officers, directors and beneficial owners of more than ten percent of the Common Stock were in compliance with Section 16(a) of the Exchange Act.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics which is applicable to Uniroyal Global Engineered Products, Inc. and to all our directors and officers, including our principal executive officer and principal financial officer.

A copy of the Company’s Code of Ethics may be obtained free of charge by making the request to the Company in writing or on the Company’s website at http://uniroyalglobal.com/company-profile/business-conduct-and-ethics-policy/.

Stockholder Communications with Directors

Stockholders may communicate their comments or concerns in writing to members of the Board of Directors. Any such communication should be addressed to the attention of the Company’s Secretary at the Company's principal executive offices. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

7

Director Compensation

In past years we did not have a formal plan for compensating our directors. In several years we used shares of our common stock as the sole compensation for the directors. No grants of common stock were issued during our 2020 or 2019 fiscal years. The Board set compensation for the non-employee directors, effective August 1, 2015 at $500 per month plus $1,000 for each board or committee meeting attended in person and $500 for each board or committee meeting held telephonically. Effective November 1, 2015, the Company began paying Teasdale Corporation, which is controlled by Mr. King, a consulting fee of $2,000 per month for Mr. King’s services as Chief Financial Officer of the Company; the total fees expensed by the Company for consulting services provided by Teasdale Corporation in 2020 were $24,000.

2020 Director Compensation

	Fees
	Earned
	Or Paid	Stock	All Other
	In Cash	Awards	Compensation	Total
Name	($)	($)	($)	($)

Howard R. Curd	-	-	-	-
Edmund C. King	9,000	-	-	9,000
John E. Scates	9,000	-	-	9,000

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plan information as of January 3, 2021.  Information is included for both equity compensation plans approved by the Company’s shareholders and equity compensation plans not approved by the shareholders.

	Number of		Number of securities
	securities to be		remaining available for
	issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants,	securities reflected in
	and rights	and rights	column (a))

Plan category	(a)	(b)	(c)
Equity compensation plans
approved by shareholders	89,000	$11.85

	50,300	$17.85
Equity compensation plans
not approved by shareholders	-	-

Total	139,300		84,145

The only equity compensation plan approved by the shareholders is the 2015 Stock Option Plan.  All of the shares available for issuance in column (c) were under the 2015 Stock Option Plan.

Our bylaws provide for us to indemnify our directors and officers to the extent permitted by Nevada law, with respect to actions taken by them on our behalf. We maintain a policy of directors’ and officers’ liability insurance for this purpose.

8

VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 5, 2021, by (a) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, (b) all directors and nominees, (c) the Chief Executive Officer and the other two most highly compensated executive officers of the Company’s subsidiaries, (d) all directors and executive officers of the Company as a group, and (e) includes all shares of Common Stock that may be acquired within 60 days of the Record Date. Each share of ordinary Common Stock has one vote and each share of Class B Common Stock has 22 votes on matters that may come before a meeting of the Company’s shareholders.

At April 5, 2021:
	Common Stock
Name and Address of Beneficial Owner (1)(2)	Reporting Status	Number of Shares Owned	Percent of Class (3)

Howard R. Curd	CEO, Co-Chairman, Director, 5% Stockholder	1,668,053(4)	47.66%
		323,820 Class B Common (5)	100%

Edmund C. King	CFO, Co-Chairman, Director	83,071(6)	2.37%

John E. Scates	Director	48,142(7)	1.38%

Howard F. Curd	President of Uniroyal Engineered Products, LLC	89,887(8)	2.57%

George L. Sanchez	Executive Vice President of Uniroyal Engineered Products, LLC	24,680(9)	Less than 1%

All directors and executive officers of the Company as a group (5 persons)		1,913,833 323,820 Class B Common	54.69% 100%

9

     At April 5, 2021:

	Class B Common Stock
Name and Address of Beneficial Owner (1)(2)	Reporting Status	Number of Shares Owned	Number of Votes

Howard R. Curd	CEO, Co-Chairman, Director, 5% Stockholder

Class B Common		323,820	7,124,040

Name and Address of Beneficial Owner (1)(2)	Number of Votes	Percent of Votes (3)

Howard R. Curd	8,792,093	82.76%
Edmund C. King	83,071	0.78%
John E. Scates	48,142	0.45%
Howard F. Curd	89,887	0.85%
George L. Sanchez	24,680	0.23%
All directors and executive officers of the Company as a group (5 persons)	9,037,873	85.07%

(1)	All addresses are c/o the Company, 1800 2nd Street, Suite 970, Sarasota, Florida 34236.
(2)	Information contained in the table reflects “beneficial ownership” as defined in Rule 13d-3 under the Securities Exchange Act of 1934. This table is based on information supplied by directors, officers and beneficial owners of ten percent or more of the Common Stock and Forms 13D filed with the Securities and Exchange Commission by beneficial owners of five percent or more of the Common Stock. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.
(3)	Applicable percentages are based on 3,412,186 shares of ordinary Common Stock and 323,820 shares of Class B Common Stock outstanding, plus for each person or group shares issuable pursuant to options exercisable within 60 days under the Company’s stock option plans.
(4)	Includes 1,638,053 shares held jointly with Eileen Curd. Does not include 10,000 shares of common stock held by Jesup & Lamont Asset Management, Inc., which is controlled by Mr. Curd, and 140,798 shares of common stock held by The Curd Family Foundation, Inc. Includes exercisable options to acquire 30,000 shares of Common Stock.
(5)	Shares are held jointly with Eileen Curd.
(6)	Includes 72,871 shares of common stock held in Mr. King’s name, and 200 shares of common stock held in the name of the King Family Trust. Includes exercisable options to acquire 10,000 shares of Common Stock.
(7)	Includes exercisable options to acquire 10,000 shares of Common Stock.
(8)	Includes exercisable options to acquire 22,500 shares of Common Stock.
(9)	Includes exercisable options to acquire 15,000 shares of Common Stock.

10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 10, 2014, the Company acquired all of the ordinary common stock of UGEL, which owns UGL in the United Kingdom, and the Company’s wholly-owned subsidiary, UEP Holdings, LLC, acquired all of the ownership interests in UEP. The operating companies were controlled by Mr. Curd. As a result of the transactions, the executive officers of UEP hold the following numbers of Series A Preferred Units of UEP Holdings, LLC:  Howard R. Curd – 176,880; Howard F. Curd – 11,101; and George L. Sanchez – 11,101 and the following numbers of Series B Preferred Units of UEP Holdings, LLC:  Howard R. Curd – 135,160; Howard F. Curd – 5,826; and George L. Sanchez – 8,326.  In addition, Howard R. Curd owns 50 preferred shares of UGEL.

Howard R. Curd, who is Co-Chairman and Chief Executive Officer, and majority stockholder, of the Company and is Chairman and Chief Executive Officer of UEP (“Mr. Curd”), holds four subordinated secured promissory notes of UEP in the aggregate amount of $2,000,000; holds a senior secured promissory note of the Company in the amount of $765,655; holds a subordinated secured promissory note of UGEL in the amount of $225,000; holds subordinated secured promissory notes of UGL in the aggregate amount of $1,225,911; and owns the company that leases to the Company the production facility in Stoughton, Wisconsin (“UEP lease”).

As stated above, Mr. Curd holds four subordinated secured promissory notes of UEP aggregating $2,000,000 that are dated October 17, 2003 and carry an interest rate of 9.25% per annum. Payment of the principal amount, which was due on October 17, 2013, was deferred with payment of $2,000,000 and any other outstanding amounts being due on January 15, 2023.  UEP pays an accommodation fee for the deferral of two percent (2%) of the amount of the deferred payment on October 17 of each year until the notes have been repaid in full. In addition, the senior secured promissory note of the Company in the amount of $765,655 carries an interest rate of 10% per annum with payment of $765,655 and any other outstanding amounts being due on January 15, 2023. Both the notes of UEP and the Company held by Mr. Curd are secured by substantially all of the Company’s assets subject to their subordination to the line of credit and term loans with UEP’s senior lender. The subordinated secured promissory note of UGEL in the amount of $225,000 carries an interest rate of 8% per annum with payment of $225,000 and any other outstanding amounts being due on January 15, 2023. Additionally, the subordinated secured promissory notes of UGL aggregating $1,225,911 carry an interest rate of 0% per annum with payment of $1,225,911 and any other outstanding amounts being due on April 5, 2023. Both the notes of UGEL and UGL held by Mr. Curd are secured by substantially all of the Company’s assets subject to their subordination to the line of credit with UGL’s senior lender.

Prior to the acquisition by the Company’s subsidiary, UEP was a party to an agreement with a company owned by Mr. Curd, which provided for that company to provide management and administrative services to UEP. This management agreement was assigned to the Company at the time of the acquisition and after that time, no further amounts were payable to the company owned by Mr. Curd. This agreement is currently an intercompany arrangement between two subsidiaries of the Company where monthly UEP pays 2% of its prior-month net sales to UEP Holdings, LLC.

During 2013, UEP sold real estate and certain insurance policies for $2,117,098 to a related party owned by the then majority owners of UEP. The proceeds were used to reduce UEP’s term debt and line of credit obligations by the same amount. Additionally, as part of the transaction, UEP leased the real estate it had sold plus additional land from this related party, which is currently co-owned by the Company’s majority shareholder and Chief Executive Officer, Howard R. Curd. At the time of the initial lease agreement, the leased property had a total value of $2,024,865. This real estate leased by UEP is the Company’s U.S. manufacturing facility. Subsequent to the initial lease agreement, additional properties and improvements with a total value of $896,000 were added to the lease. The current finance lease accrues interest at 14.95% and requires monthly principal and interest payments of $45,866, which are adjusted annually based on the consumer price index. The term of the UEP lease runs to October 31, 2033.

11

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview

This Compensation Discussion and Analysis is intended to describe the material factors underlying the compensation policies and decisions of the Company with regard to compensation paid to our executive officers in fiscal 2020 and 2019. The Compensation Committee oversees the Company’s executive compensation and recommends to the Board of Directors compensation for the named executive officers. The Compensation Committee receives input and recommendations when requested from our executive officers.

Howard R. Curd, our CEO, and Howard F. Curd, the President, and George L. Sanchez, the Executive Vice President of Uniroyal Engineered Products, LLC (“UEP”), do not have written employment agreements with the Company but do have written employment agreements with UEP.   Those agreements are described below.

Mr. Edmund King, our CFO, does not have a written employment agreement and works on a part-time basis for the Company.  The Company expensed $24,000 as consulting fees to a company controlled by Mr. King during each of fiscal years 2020 and 2019.

Our compensation philosophy for our executive officers has been shaped by our previous history of lack of long-term financing and severe shortage of operating capital. Accordingly, our compensation decisions and particularly our approach to allocating compensation between cash and non-cash elements of the compensation package reflect our goal to preserve cash whenever possible. In making our compensation decisions, we strive to be aware of the level of compensation which is paid to executive officers of various companies that we consider to be comparable to us in size. Our goal is for the compensation paid to our named executive officers to be at or below the fiftieth percentile of the companies that we have identified as being comparable companies and for our named executive officers of our operating subsidiaries to be at the upper quartiles of comparable companies in the industries in which our operating subsidiaries compete.

For our operating subsidiaries, our executive compensation program contains three components, which are intended to reflect the Company’s compensation philosophy.

Base Salary. Base salary and adjustments to base salary are set by employment agreements with Messrs. Howard R. Curd, Howard F. Curd and George Sanchez. The base salaries for executive officers are targeted at the upper quartiles of the competitive market. For this purpose, the Compensation Committee will review and consider the salary ranges of executive officers in comparable positions at companies comparable to the Company in various industries. The Compensation Committee’s practice is to review the base salary of each executive officer annually, at which time the executive officer’s base salary may be increased beyond the contractually mandated incremental increases based upon the executive officer’s individual performance and contributions to the Company.

Annual Bonus. The executive officers of the Company’s operating subsidiaries, as well as a number of other key employees of the Company’s operating subsidiaries, are eligible for an annual cash bonus pursuant to the Company’s Management Incentive Plan (the “MIP”). Target annual bonus amounts for the executive officers will be established early in the fiscal year by the Compensation Committee. For this purpose, the Compensation Committee will review and consider bonus amounts awarded to officers of companies in comparable positions in various industries comparable in size to the Company and also considers Company performance and the achievement of each executive officer in his area of responsibility and the resulting contribution to overall corporate performance. Under the MIP, the Compensation Committee has discretion to adjust an individual’s actual bonus payment from the amount that would otherwise be payable under the formula, subject to approval by the full Board of Directors.

Long-Term Incentives. The executive officers of the Company and other current members of management and other key employees have been granted and currently hold stock options pursuant to the Company’s 2015 Stock Option Plan. The Company’s stock option plan is intended to provide opportunities for stock ownership by management and other key employees, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the stockholders of the Company. Stock options granted under the 2015 Stock Option Plan have exercise prices equal to the fair market value of the Company’s Common Stock on the dates of grant. The stock options have a ten-year term and vest annually over three years.

Option Grants.  No stock options were granted in fiscal years 2020 and 2019.

401(k) Plan. UEP maintains a qualified defined-contribution plan with a 401(k) investment option which covers substantially all non-union U.S. employees. All employee contributions to the 401(k) plan vest immediately. Discretionary and matching contributions by UEP vest incrementally over a five-year period for those employees with less than five years of service and vest immediately for those employees with five or more years of service. For 2020, UEP did not make any contributions to the 401(k) plan. For 2019, UEP matched 50% of employee contributions up to 6% of the employee’s compensation with a maximum matching contribution of $4,500 per employee.

12

Perquisites. Consistent with our philosophy to preserve cash, we have sought to limit perquisites. Our current policy for paying medical and dental insurance is not to pay insurance premiums. Our policy is not to pay for life insurance, long-term and short-term disability insurances and accidental death and dismemberment insurance. Our policy with regard to unused vacation for our executive group is to pay at the base salary rate for vacation not used during the calendar year of termination. Our operating subsidiaries do provide perquisites to their executive officers.

Change in Control Severance Policy.  None.

Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to publicly held companies for compensation to the chief executive officer and the four other most highly compensated executive officers to the extent that it exceeds $1 million per covered officer in any fiscal year.  Prior to the Tax Cuts and Jobs Act of 2017, certain exceptions were provided for non-discretionary, performance-related compensation.  The Company’s stock option plan was structured so that any compensation deemed paid in connection with the exercise of options granted under such plan would qualify as performance-based compensation.  The Tax Cuts and Jobs Act of 2017 eliminated the Section 162(m) provisions exempting performance-based compensation from the $1 million deduction limit. The Compensation Committee will review the effects of Section 162(m), from time to time, as it reviews changes in the compensation arrangements, to the extent it deems appropriate.  The Compensation Committee may recommend payments that are not deductible when it considers them in the best interests of the Company and its stockholders.

SUMMARY COMPENSATION

EXECUTIVE COMPENSATION

FOR THE TWO YEARS ENDED JANUARY 3, 2021

Change in Pension Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Howard R. Curd, Co-Chairman & CEO	2020 2019	471,899 455,278	- -	- -	- -	- -	- -	127,000(a) 163,500(a)	598,899 618,778

Howard F. Curd, President of UEP	2020 2019	347,275 337,895	- -	- -	- -	- -	- -	22,800(b) 27,300(b)	370,075 365,195

George L. Sanchez, Executive Vice President of UEP	2020 2019	285,949 278,226	- -	- -	- -	- -	- -	19,321(c) 23,821(c)	305,270 302,047

(a)	Amounts include $106,000 and $138,000 in 2020 and 2019, respectively, for insurance benefits of Mr. H.R. Curd and his heirs, $21,000 and $21,000 in 2020 and 2019, respectively, for automotive allowances, and $0 and $4,500 in 2020 and 2019, respectively, for matching contributions under the 401(k) plan.
(b)	Amounts include $22,800 and $22,800 in 2020 and 2019, respectively, for automotive allowances, and $0 and $4,500 in 2020 and 2019, respectively, for matching contributions under the 401(k) plan.
(c)	Amounts include $2,521 and $2,521 in 2020 and 2019, respectively, for insurance benefits of Mr. Sanchez and his heirs, $16,800 and $16,800 in 2020 and 2019, respectively, for automotive allowances, and $0 and $4,500 in 2020 and 2019, respectively, for matching contributions under the 401(k) plan.

13

Employment Agreements with Executives

We have no written employment agreements with our Uniroyal Global Engineered Products executives.

Howard R. Curd, Chairman of the Board and Chief Executive officer of UEP, is employed pursuant to an employment agreement with UEP, which was amended and restated as of July 1, 2014. The agreement provides for a base salary of $475,000 per year. Mr. Curd’s base salary is subject to adjustment annually during the term of the agreement based on changes in the U.S. Consumer Price Index for All Urban Consumers, U.S. City Average (the “CPI”). Mr. Curd is also entitled to receive a bonus of up to 75% of his base salary pursuant to UEP’s bonus or incentive plan at the end of each fiscal year. Mr. Curd’s employment agreement provides for a three-and-a-half-year base term subject to automatic one-year extensions in December 2015 and each December thereafter unless such agreement is terminated by either party. In addition, Mr. Curd is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to two years’ salary as severance upon termination of his employment by UEP. The agreement also provides for the Company to provide for bonuses, profit sharing, employee benefits, executive split dollar life insurance and other benefit plans and programs accorded to other executive officers of UEP, as determined by the Board of Managers of UEP. UEP is also obligated to provide life insurance for the benefit of Mr. Curd and his heirs in amounts commensurate with amounts provided by companies similarly situated for their executive officers. Mr. Curd became Co-Chairman and Chief Executive Officer of Uniroyal Global Engineered Products, Inc. effective April 29, 2015.

Howard F. Curd, President of UEP, is employed pursuant to an employment agreement with UEP, which was amended and restated as of July 1, 2014. The agreement provides for a base salary of $290,000 per year. Mr. Curd’s base salary is subject to adjustment annually during the term of the agreement based on changes in the U.S. Consumer Price Index for All Urban Consumers, U.S. City Average (the “CPI”). Mr. Curd is also entitled to receive a bonus of up to 60% of his base salary pursuant to UEP’s bonus or incentive plan at the end of each fiscal year. Mr. Curd’s employment agreement provides for a three-and-a-half-year base term subject to automatic one-year extensions in December 2015 and each December thereafter unless such agreement is terminated by either party. In addition, Mr. Curd is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to two years’ salary as severance upon termination of his employment by UEP. The agreement also provides for the Company to provide for bonuses, profit sharing, employee benefits, executive split dollar life insurance and other benefit plans and programs accorded to other executive officers of UEP, as determined by the Board of Managers of UEP. UEP is also obligated to provide life insurance for the benefit of Mr. Curd and his heirs in amounts commensurate with amounts provided by companies similarly situated for their executive officers.

George L. Sanchez, Executive Vice President of UEP, is employed pursuant to an employment agreement with UEP, which was amended and restated as of July 1, 2014. The agreement provides for a base salary of $275,000 per year. Mr. Sanchez’s base salary is subject to adjustment annually during the term of the agreement based on changes in the U.S. Consumer Price Index for All Urban Consumers, U.S. City Average (the “CPI”). Mr. Sanchez is also entitled to receive a bonus of up to 60% of his base salary pursuant to UEP’s bonus or incentive plan at the end of each fiscal year. Mr. Sanchez’s employment agreement provides for a three-and-a-half-year base term subject to automatic one-year extensions in December 2015 and each December thereafter unless such agreement is terminated by either party. In addition, Mr. Sanchez is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to two years’ salary as severance upon termination of his employment by UEP. The agreement also provides for the Company to provide for bonuses, profit sharing, employee benefits, executive split dollar life insurance and other benefit plans and programs accorded to other executive officers of UEP, as determined by the Board of Managers of UEP. UEP is also obligated to provide life insurance for the benefit of Mr. Sanchez and his heirs in amounts commensurate with amounts provided by companies similarly situated for their executive officers.

Grants of Plan-Based Awards

There were no grants of plan-based awards during fiscal years 2020 and 2019.

14

Outstanding Equity Awards at Fiscal Year End

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value
	Securities	Securities			Shares or	of Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable	Price ($)(1)	Date	Vested (#)	Vested ($)

Howard R. Curd	20,000	-	11.85	July 30, 2025	-	-
	10,000	-	17.85	April 7, 2026	-	-

Howard F. Curd	15,000	-	11.85	July 30, 2025	-	-
	7,500	-	17.85	April 7, 2026	-	-

George L. Sanchez	10,000	-	11.85	July 30, 2025	-	-
	5,000	-	17.85	April 7, 2026	-	-

 Option Exercises and Stock Vested

None of the foregoing officers has exercised any options.

Equity Incentive Plans

The 2015 Stock Option Plan (the “2015 Plan”) was approved by the Board of Directors on April 29, 2015 and by the stockholders on June 25, 2015.   The purpose of the 2015 Plan is to afford certain key persons who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company. The 2015 Plan provides for grants of options during a ten-year period. The maximum number of Shares that may be purchased pursuant to the exercise of options granted under the 2015 Plan in the aggregate is two hundred thousand (200,000) shares of Common Stock, and no individual may receive grants in any single fiscal year that exceed twenty thousand (20,000) shares in the aggregate. Shares to be acquired under the 2015 Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury or both, at the discretion of the Company. If and to the extent that options granted under the 2015 Plan expire, become unexercisable or terminate without having been exercised, the Shares covered by such expired, unexercisable or terminated options may again be subject to an option under the 2015 Plan. The 2015 Plan became effective on its approval by the stockholders and will terminate as to new grants on June 25, 2025.

The exercise price of Shares covered by the options will be the closing price of the Shares on the date of the grant.

The 2015 Plan is administered by a committee of one or more members of the Board of Directors appointed by the Board (the “Committee”). The members of the Committee are Messrs. Curd and King.  The Committee has the authority, in its discretion, to determine the persons to whom options shall be granted, the time when such persons shall be granted options, the number of shares of Common Stock that will be subject to each option, the purchase price of each share of Common Stock which shall be subject to each option, the period(s) during which such options shall be exercisable (in whole or in part), and any other terms or provisions of the options. Options may be granted to officers, directors and executive, managerial, professional, technical or administrative employees of, and consultants to, the Company, a subsidiary of the Company or a joint venture of the Company.

15

Upon the exercise of an option under the 2015 Plan, the Company will cause the purchased Shares to be issued only when it has received the full purchase price for the Shares in cash or, where permitted by applicable law, delivery of Common Stock owned by the holder having a fair market value equal to the cash exercise price, according to procedures approved by the Committee. An option under the 2015 Plan may not be exercisable after the expiration of 10 years from the date the option is granted (or in the case of an incentive stock option granted to a person who at the time the option is granted owns more than 10% of the voting stock in the Company, the option may not be exercisable after the expiration of 5 years after the date of grant). The Committee has the right to accelerate in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted under the 2015 Plan. To the extent that an option is not exercised within the period of exercisability, it will expire as to the then unexercised part.

If a grantee is discharged (or the grantee’s services are terminated) for cause, any option granted under the 2015 Plan will, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof. For the purposes of the 2015 Plan, the term “for cause” means (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a benefit plan of the Company or a subsidiary of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, (i) any dishonest act, (ii) any act which adversely reflects upon the integrity of that person or the Company, (iii) failure to implement and carry out policies set by the Board or management, (iv) insubordination and/or continued unauthorized or unexcused absence from duty, (v) any conduct which, in the opinion of the Company’s Board, reflects adversely upon the Company’s image in the community, (vi) engaging in conduct of an harassing or discriminatory nature in violation of the Company’s policies or the law, (vii) failure to perform the duties competently, correctly and completely to the satisfaction of the Board and pursuant to the direction of the Board after notice, (viii) participation in a crime, a diversionary program to avoid a criminal proceeding, or a plea of guilty or no contest to, or conviction of a crime, (ix) an arrest for a crime involving moral turpitude, (x) bad acts or failures in an optionee’s employment position, which would include participation in dishonest, disloyal or unethical conduct or otherwise performing at a level unacceptable to the Board, (xi) misrepresentation or participation in activities or conduct that may impair the reputation or standing of the Company or may tend to bring upon the Company or the optionee embarrassment, ridicule or disrepute, (xii) a material failure to perform the duties of the optionee’s position which the optionee fails to cure within 30 days after the Company provides the optionee with written notice of such failure and an opportunity to cure any curable failure, (xiii) upon failing the Company’s criminal background screening or drug testing; (xiv) insubordination, which includes violation of Board or Company policy or Board directive to the optionee, or (xv) ineffectiveness in the optionee’s position.

In general, if a grantee’s employment with the Company is terminated (or the grantee’s services are terminated) for cause, any unexercised options will expire immediately. If the grantee is dismissed for reasons other than cause, the grantee will have three months in which to exercise any remaining vested options under the 2015 Plan. In the event of the grantee’s death before the grantee’s employment with the Company is terminated, the grantee’s estate or heir will have a year to exercise the vested options after the grantee’s death. The Committee may modify these general rules in the specific terms of a grant.

No option granted under the 2015 Plan will be transferable, whether by operation of law or otherwise, other than by will or descent and distribution, and any option granted under the 2015 Plan will be exercisable during the lifetime of the holder only by such holder, unless the Committee in the terms of the grant permits a transfer to an immediate family member or a trust for immediate family members.

The number of Shares subject to the 2015 Plan and any option granted under the 2015 Plan may be adjusted by the Board of Directors to reflect changes in the capitalization of the Company. In the event of a “change of control” of the Company (acquisition by another entity of more than 50% of the combined voting power of all classes of stock of the Company normally entitled to vote in the election of directors, approval by the Board of Directors of the sale of all or substantially all of the property or assets of the Company, or approval by the Board of Directors of the consolidation or merger of the Company with another corporation, the consummation of which will result in more than 50% of the total combined voting power of all classes of stock of the Company being acquired by another entity), then all outstanding options immediately become exercisable, and the exercise period may be extended.

The Board of Directors may, from time to time, amend the 2015 Plan, provided that no amendment shall be made without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for options under the 2015 Plan (other than an increase resulting from an adjustment by reason of a change in the capitalization of the Company), (b) reduce the exercise price of any option, (c) modify the provisions of the 2015 Plan relating to eligibility, or (d) materially increase the benefits accruing to participants under the 2015 Plan. The Committee is authorized to amend the 2015 Plan and the options granted thereunder to permit the options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder. The rights and obligations under any option granted before any such amendment may not be adversely affected by amendment of the 2015 Plan or the option without the consent of the holder of such option.

16

The Board of Directors amended the 2015 Plan on July 30, 2015 to ensure that eligibility for grants of stock options under the 2015 Plan was extended to all employees who contribute to the success of the Company and its subsidiaries, including both those who are employed inside the United States and those who are employed outside the United States; to limit application of provisions of the 2015 Plan that would violate laws or regulations of foreign countries in which the employees of the Company or its subsidiaries might be living at the time of option issuance or exercise; to clarify that an employee will be considered as continuously employed for purposes of option vesting and expiration of the option only until the date that the employee stops active employment; to ensure that employees of the Company’s non-corporate subsidiaries are permitted to participate in the 2015 Plan; to eliminate mandatory 100% vesting on an employee’s reaching age 65, in order to prevent potential violation of age discrimination laws in non-U.S. countries; and to correct typographical errors.

Limitation of Liability and Indemnification of Officers and Directors; Insurance

Our officers and directors are indemnified to the fullest extent provided by Nevada law.

We maintain a policy of directors’ and officers’ liability insurance to indemnify our directors and officers with respect to actions taken by them on our behalf.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Frazier & Deeter, LLC as independent public accountants for the Company for the fiscal year ending January 2, 2022, subject to approval by the stockholders. The Board of Directors recommends that such appointment be ratified.

Representatives of Frazier & Deeter, LLC will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Frazier & Deeter for professional services rendered for 2020 and 2019:

	2020	2019

Audit Fees	$405,000	$364,350
Audit-Related Fees	-	-
Tax Fees	17,750	22,700
All Other Fees	39,273	-
Total Fees	$462,023	$387,050

Audit Fees. Audit Fees consist of fees billed by Frazier & Deeter for professional services rendered for the audit of our financial statements included in our Annual Report on Form 10-K, and the review of financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees. Audit-Related Fees consist of fees billed by Frazier & Deeter for professional services rendered for assurances related to our consolidated financial statements and are not reported under “Audit Fees” above.

Tax Fees. Tax Fees consist of fees billed by Frazier & Deeter for professional services rendered for tax services, income tax return preparation, tax advice and tax planning.

All Other Fees. All Other Fees consist of fees billed by Frazier & Deeter relating to products and services provided by Frazier & Deeter other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

17

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2018 Annual Meeting, the Company’s shareholders in an advisory vote approved the compensation of the Company’s named executive officers.  As required by Section 14A of the Securities Exchange Act, we are providing stockholders with the right to vote to approve, on an advisory (nonbinding) basis, the following resolution relative to compensation of our named executive officers:

“RESOLVED, that the stockholders of the Company approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement.”

As described in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation philosophy is designed to provide a pay for performance compensation package, targeted at top market levels, to our named executive officers, in order to attract, retain and motivate the key executives who are directly responsible for our continued success.

This proposal to approve the resolution regarding the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the Common Stock present, represented and entitled to vote at the Annual Meeting.  Because this vote is advisory, it will not be binding on the Company or the Compensation Committee; however, the Board of Directors and the Compensation Committee will review the voting results and take into account the outcome of the vote when considering future executive compensation matters.  The Board’s current policy is to include an advisory resolution regarding approval of our named executive officers every three years.  Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve our executive compensation will occur at the 2024 Annual Meeting of Stockholders.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act, we are providing stockholders with an advisory vote on the frequency with which the Company’s stockholders shall have the advisory vote on executive compensation provided for in the proposal above, commonly known as the say-on-pay vote:

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote how often the say-on-pay vote should occur. The choices include every year, every two years, or every three years. In addition, stockholders may abstain from voting.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on the Board or the Compensation Committee, the Board and/or Compensation Committee will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The Board believes that once every three years is the optimal frequency for the say-on-pay vote for a number of reasons, including:

•	our compensation programs do not encourage significant risk taking that might create material adverse consequences for the Company;

•	a longer frequency is consistent with long-term compensation objectives; and

•	our compensation programs are designed to reward and incentivize long-term performance, and a vote every three years allows for changes to the Company’s compensation programs to be in place long enough to evaluate whether the changes were effective.

18

Stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of the Company determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:

Choice 1 – every three years

Choice 2 – every two years

Choice 3 – every year; or

Choice 4 – abstain from voting

The Board recommends a vote for an advisory vote on the compensation of the Company’s named executive officers every three years.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

Management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Pursuant to Exchange Act Rule 14a-8, proposals by stockholders intended to be presented at the 2022 annual meeting must be forwarded in writing and received at the principal executive offices of the Company not later than December 25, 2021, directed to the attention of the Secretary, for consideration for inclusion in the Company’s proxy statement for the Annual Meeting of Stockholders to be held in 2022 (provided, however, if the date of the 2022 annual stockholders’ meeting has been changed by more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2022 annual meeting). Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

Our bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the Company’s proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2022 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting outside of Rule 14a-8 under the Exchange Act must be forwarded in writing and received by the Secretary of the Company at the principal executive offices of the Company not earlier than February 3, 2022 and not later than March 5, 2022 (provided, however, that if the 2022 annual meeting of stockholders is to be held on a date that is not within 30 days before or later than 70 days after the one-year anniversary of this year’s annual meeting date, the stockholder’s notice in order to be timely must be forwarded in writing and received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth day following the public disclosure of the date of the 2022 annual meeting of stockholders).

By Order of the Board of Directors,

/s/ Howard R. Curd
Sarasota, FL	Howard R. Curd
April 23, 2021	Co-Chairman and Chief Executive Officer

19

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Uniroyal Global Engineered Products, Inc. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 1, 2021. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, “3 YEARS” ON PROPOSAL 4, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. To elect three (3) directors for a term of one year. Nominees are: Howard R. Curd FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) To provide an advisory vote to approve the executive compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN Edmund C. King John E. Scates (Instruction: To withhold authority to vote for any individual nominee, To provide an advisory vote regarding the frequency of holding future advisory votes to approve the executive compensation of the Company’s named executive officers. 3 YEARS 2 YEARS 1YEAR ABSTAIN strike a line through that nominee’s name in the list above) To transact such other business as may properly come before the meeting and any adjournment of the meeting. 2. To ratify the selection of Frazier & Deeter, LLC to serve as the independent public accountants for the Company for the fiscal year ending January 2, 2022. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3, AND A VOTE FOR “3 YEARS” ON PROPOSAL 4. CONTROL NUMBER Signature Signature, if held jointly Date , 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 2, 2021 The Proxy Statement and Annual Report to Stockholders are available at https://www.cstproxy.com/Uniroyalglobalengineeredproducts/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Uniroyal Global Engineered Products, Inc. The undersigned appoints Howard R. Curd and Edmund C. King, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock, held of record by the undersigned at the close of business on April 5, 2021 at the Annual Meeting of Stockholders of Uniroyal Global Engineered Products to be held on June 2, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2 AND 3, IN FAVOR OF 3 YEARS ON PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)